Exhibit 10.7

POWER OF ATTORNEY

This POWER OF ATTORNEY (this “Agreement”) is entered into as of ____, 2022, by and among the following parties.

Party A: Beijing NeoTV Culture Diffusion Co., Ltd., a limited liability company established under the laws of the People’s Republic of China (the “PRC”, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan), with the unified social credit code of 91110108MABWRRRRXE.

Party B: Lin Yuxin, with the ID card number of 310108197511204015.

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd., a joint-stock limited company established under the laws of PRC, with the unified social credit code of 91310000787842032J.

In this Agreement, Party A, Party B and Party C are each hereinafter referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS,

1.	Party B holds 35,055,008 shares of Party C, representing 56.2276% of the total share capital of Party C (“Party B Shares”).

2.	Party B intends to appoint an individual designated by Party A to exercise its voting rights in Party C as a shareholder of Party C, and Party A intends to appoint an individual to accept such appointment.

3.	In consideration of Party A and Party C’s business development plan, the relevant parties signed the transaction documents including the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Contract (the “Exclusive Option Contract”), the Share Pledge Contract (the “Share Pledge Contract”) and this Agreement on ____, 2022, and Shanghai NeoTV Investment Management Partnership (Limited Partnership), Zhou Yingdi, Zhou Bin and Wang Lili, as other shareholders of Party C, signed the Power of Attorney Agreement with Party A and Party C, respectively.

NOW, THEREFOR, the Parties hereby agree, by consensus, as follows:

Article 1 Delegation of Voting Rights

1.1	Party B hereby irrevocably undertakes, in respect of the Shares in Party C, that it will execute a power of attorney in the content and form set out in Annex I hereto at Party A’s request upon the signing of this Agreement, authorizing Party A or such person as Party A may then designate (hereinafter referred to as the “Attorney”) to exercise all the rights to which Party B, as a shareholder of Party C, is entitled pursuant to the law or the Constitution of Party C then in force, including but not limited to the following rights (hereinafter collectively referred to as the “Entrusted Rights”) :

(1)	To act as Party B’s attorney to propose and attend the shareholders’ general meetings of Party C in accordance with the Articles of Association of Party C;

(2)	To exercise voting rights, on behalf of Party B, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing Party C’s directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of Party C’s assets; amending Party C’s Articles of Association; dissolving or liquidating Party C and forming a liquidation group on behalf of Party B and exercising the powers held by the liquidation group during the liquidation period (including but not limited to making resolutions, on behalf of the shareholders of Party C, on the dissolution and liquidation of the target company and making resolutions on the disposal of any property of Party C, etc.);

(3)	On behalf of Party B, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry;

(4)	To exercise voting rights on behalf of Party B as a registered shareholder of Party C in respect of the target company in the event of its insolvency;

(5)	To act as Party B’s attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ rights and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and Party C’s Articles of Association, including but not limited to selling, transferring, pledging or otherwise disposing of part or all of Party B’s shares;

(6)	To sign the relevant share transfer agreement and other relevant documents on behalf of Party B when the shares of Party C held by Party B are transferred in accordance with the Exclusive Option Contract, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract on behalf of Party B as scheduled;

(7)	To instruct the directors and senior management members of Party C to act in accordance with the instructions of Party A and its appointee, subject to the laws and regulations or the Articles of Association of the Company;

(8)	To initiate shareholder actions or take other legal actions against the directors or senior management members of Party C when the conducts of such directors or senior management members are detrimental to the interests of Party C or Party C’s shareholders; and

(9)	Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

1.2	The above authorization and delegation are subject to Party A’s consent. When and only when Party A gives written notice to Party B to remove the Attorney, Party B shall immediately designate another person designated by Party A at that time to exercise the above Entrusted Rights, and the new delegation shall replace the original delegation once made; otherwise, Party B shall not revoke the delegation or authorization made to the Attorney.

1.3	The Attorney shall perform its fiduciary duties within the scope of authorization under this Agreement in a prudent and diligent manner in accordance with the law; Party B shall acknowledge and take the corresponding responsibility for any legal consequences arising from the exercise of the above-mentioned Entrusted Rights by the Attorney.

1.4	Party B hereby acknowledges that the Attorney shall not be required to consult Party B in advance when exercising the above-mentioned Entrusted Rights, except as otherwise provided by the laws of PRC. However, the Attorney shall promptly inform Party B after each resolution or proposal to convene a shareholders’ general meeting has been made.

1.5	Party B hereby acknowledges that all acts performed by the Attorney on behalf of Party B shall be deemed to be the acts of Party B, and all documents signed by the Attorney on behalf of Party B shall be deemed to be validly signed by Party B, as an expression of Party B’s true intention.

1.6	During the term of this Agreement, Party B shall waive the exercise of the Entrusted Rights and shall not exercise such rights on its own.

Article 2 Right to Know

2.1	For the purpose of exercising the Entrusted Rights under this Agreement, the Attorney shall have the right to know Party C’s operation, business, customers, financials, employees and other relevant information, and to review Party C’s relevant materials, and Party C shall fully cooperate in this regard.

Article 3 Exercise of Entrusted Rights

3.1	Party B and Party C shall provide full assistance to the Attorney in the exercise of the Entrusted Rights, including the timely signing of the resolution of the shareholders’ meeting or other relevant legal documents made by the Attorney in respect of Party C when necessary (e.g. to meet the requirements of filing documents required for approval, registration and filing by governmental authorities).

3.2	If, at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights under this Agreement cannot be fulfilled for any reason (other than the default of Party B or Party C), the Parties shall immediately seek an alternative that most close to the provision that cannot be fulfilled and, if necessary, enter into a supplemental agreement to amend or adjust the terms of this Agreement to ensure that the purposes of this Agreement can continue to be fulfilled.

3.3	Party B shall not revoke any delegation or authorization granted to Party A or the Attorney, or enter into any commitment or agreement with any third party where such commitment or agreement is in conflict with any agreement between Party B and Party A, and shall ensure that no potential conflict of interest exists between Party B and Party A, and shall not do anything which would result in any conflict of interest between Party B and Party A; and in the event of such conflict of interest (and Party A may decide in its sole discretion whether such conflict of interest arises), Party B shall take any action directed by Party A to eliminate such conflict of interest, subject to the laws and regulations of the PRC.

3.4	If Party A or the Attorney decides to liquidate Party C pursuant to paragraph (2) of Article 1.1 of this Agreement, Party B shall ensure and urge Party C to cooperate with the liquidator to complete all relevant liquidation and dissolution procedures, and shall guarantee to transfer all remaining assets of Party C to Party A after liquidation and dissolution without compensation. Party B shall fully cooperate with all procedures or documents to be performed or signed for the purpose of such liquidation and dissolution or transfer.

3.5	Party A shall have the right to remove the Attorney at any time with prior notice to Party B. The exercise of the Entrusted Rights by such designated person shall be deemed to be the exercise of the Entrusted Rights by Party A, and shall have the same legal force and effect as the exercise of such Entrusted Rights by Party A under this Agreement.

Article 4 Disclaimer and Indemnity

4.1	The Parties acknowledge that Party A shall not be required to assume any liability or make any financial or other compensation, to any other party or any third party in respect of the exercise of the Entrusted Rights by the designated Attorney under this Agreement.

4.2	Party C and Party B agree to indemnify and hold Party A harmless from all losses suffered or likely to be suffered by Party A as a result of the exercise of the Entrusted Rights by the designated Attorney, including but not limited to any losses arising from litigation, recovery, arbitration, claims or administrative investigation or penalties by governmental authorities brought against Party A by any third party. However, if the loss is caused by intention or gross negligence of Party A, such loss shall not be compensated.

Article 5 Representations and Warranties

5.1	Party B hereby represents and warrants:

(1)	It is a Chinese citizen with full capacity or an entity legally established under the PRC laws; it has full and independent legal status and legal capacity to act independently as a party of litigation.

(2)	It has full power and authority to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

(3)	This Agreement is legally and properly signed and delivered by Party B; this Agreement constitutes a legal and binding obligation on and is enforceable against Party B in accordance with the terms hereof.

(4)	It is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third-party rights on the Entrusted Rights except the rights created by this Agreement, the Share Pledge Contract and the Exclusive Option Contract. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

(5)	The signing, delivery and performance of this Agreement and the completion of the transactions hereunder are not in violation of the PRC laws, and are not in breach of any agreement, contract or other arrangement entered into by Party B and any third party.

(6)	The entrusted matters under this Agreement do not give rise to any actual or potential conflict of interest between Party B and the Attorney.

5.2	Party A and Party C hereby respectively represent and warrant:

(1)	It is a limited liability company/joint stock limited company duly registered and legally exists under the PRC laws, with independent legal person status and capacity; it has full and independent legal status and legal capacity to enter into, deliver and perform this Agreement, and can independently act as a party of litigation.

(2)	It has full power and authority within the company to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

5.3	Party C further represents and warrants that Party B is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third party rights on the Entrusted Rights other than the rights created under this Agreement, the Exclusive Business Cooperation Agreement, the Exclusive Option Contract and the Share Pledge Contract entered into by Party B, Party C and Party A. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

Article 6 Term

6.1	This Agreement shall come into effect on the date duly signed by the Parties; this Agreement shall be continued in effect unless terminated earlier by written agreement of the Parties or earlier termination of this Agreement in accordance with Article 9.1 hereof.

6.2	If Party B transfers all of its shares in Party C with the prior consent of Party A, this Agreement shall terminate, and Party B shall ensure that the third party to whom its shares are transferred enters into an agreement consistent with this Agreement to entrust its rights as a shareholder to an individual designated by Party A to exercise such rights.

6.3	Each Party shall complete the application and registration procedures for the extension of the term of its operation within three (3) months prior to the expiration of its own operation period in order that the term of this Agreement continues.

Article 7 Notices

7.1	All notices and other communications required or permitted to be given under this Agreement shall be delivered by personal delivery or by postage-prepaid registered mail, commercial courier service, facsimile or e-mail to the contact address of such Party. Further confirmation of each notice shall be sent by e-mail. The date on which such notice is deemed to be validly served shall be determined as follows:

(1)	A notice, if sent by personal delivery, commercial courier service or postage-prepaid registered mail, shall be deemed to be validly served on the date of delivery or rejection at the address designated for receipt of the notice.

(2)	A notice, if sent by fax, shall be deemed to be validly served on the date of successful transmission (which shall be evidenced by an automatically generated transmission confirmation message).

(3)	A notice, if sent by e-mail, shall be deemed to be validly served on the date of successful transmission of the e-mail, if the sending party receives a system message indicating successful transmission or, within twenty-four (24) hours, does not receive a system message indicating that the e-mail was not delivered or was returned.

(4)	Any Party may change the address to receive notices at any time by giving notice to the other Parties in accordance with this Article.

Article 8 Confidentiality

8.1	The Parties acknowledge that any oral or written information exchanged by the Parties in connection with this Agreement is confidential information. Each Party shall hold all such information in confidence, and shall not disclose any such information to any third party without the written consent of the other Parties, except (1) where such information is or will become known to the public (but not as a result of disclosure to the public by one of the recipients of the information); (2) where such disclosure is required by any applicable law or the rules or regulations of any stock exchange; or (3) where such disclosure is required by any Party to its legal counsel or financial advisor in connection with the transactions contemplated hereunder, and such legal counsel or financial advisor shall be subject to obligations of confidentiality similar to those set forth in this Article. Any disclosure of any confidential information by a person or entity employed by any Party shall be deemed to be a disclosure by such Party which shall be liable for the breach of this Agreement. Upon termination of this Agreement, the recipient of the confidential information shall return any documents, materials or software containing the confidential information to the original owner or provider of the confidential information, or destroy it with the consent of the original owner or provider, including the deletion of any confidential information from any relevant memory device, and shall not continue to use such confidential information. Regardless of the reason for the termination of this Agreement, this Article shall survive.

Article 9 Liability for Default and Breach

9.1	The Parties acknowledge and agree that if Party B and/or Party C (“Defaulting Party”) materially breaches any of the covenants made under this Agreement or materially fails to perform any of its obligations under this Agreement, it shall constitute a default (“Default”) under this Agreement, and Party A shall be entitled to require the Defaulting Party to make good or take remedial measures within a reasonable time. If the Defaulting Party fails to make good or take remedial measures within a reasonable time or within fifteen (15) days after Party A notified the Defaulting Party in writing of such failure and requested such remedial measures, Party A shall have the right, in its sole discretion, to (1) terminate this Agreement, and require full damages from the Defaulting Party or (2) require mandatory performance of the Defaulting Party’s to fulfill the obligations under this Agreement, and require full damages from the Defaulting Party.

9.2	The Parties acknowledge and agree that neither Party B nor Party C may, under any circumstance, seek to terminate this Agreement for any reason, except as otherwise provided by law or this Agreement.

9.3	Notwithstanding any other provision of this Agreement, the effect of this Article shall not be affected by the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.1	This Agreement shall be made in Chinese in triplicate (3), one (1) copy for each Party.

10.2	The execution, entry into force, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC laws.

10.3	Dispute Resolution

(1)	Any dispute arising out of the interpretation and performance of this Agreement shall first be resolved by the Parties through friendly negotiation. If the dispute remains unresolved within thirty (30) days after any Party has given written notice to the other Parties requesting a negotiation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The place of arbitration shall be Shanghai. The arbitral award shall be final and binding upon all Parties. The party initiating the arbitration and the responding party shall each appoint one arbitrator, and the third arbitrator shall be appointed by China International Economic and Trade Arbitration Commission. During the dispute resolution period, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement, except for the matters in dispute.

(2)	Any Party shall have the right to apply to the court with jurisdiction to enforce the arbitral award after it takes effect.

10.4	Any right, power and remedy conferred on the Parties by any provision of this Agreement shall not be exclusive of any other right, power or remedy to which such Party may be entitled by law and other provisions under this Agreement, and the exercise by a Party of its rights, powers and remedies shall not preclude the exercise by such Party of its other rights, powers and remedies.

10.5	A Party’s failure or delay in exercising any of its rights, powers and remedies under this Agreement or any law (the “Party’s Rights”) will not result in a waiver of such rights, and the waiver of any single or partial Party’s Rights will not preclude the exercise of such Party’s Rights in any other manner and the exercise of other Party’s Rights.

10.6	The headings in each section of this Agreement are for indexing purposes only and in no event shall such headings be used or affect the interpretation of the provisions of this Agreement.

10.7	Each provision of this Agreement is severable and independent of any other provision, and if at any time any one or more provisions of this Agreement shall become invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby.

10.8	This Agreement constitutes the entire and only agreement among the Parties with respect to the subject hereof and, upon execution, supersedes any other legal documents or any written or oral agreements, contracts, understandings and communications previously entered into by the Parties with respect to the same subject. Any amendment or supplement to this Agreement must be made in writing and duly signed by the Parties hereto in order to become effective.

10.9	Neither Party B nor Party C may assign any of its rights and/or obligations under this Agreement to any third party without Party A’s prior express written consent. Without the consent of Party B and Party C, Party A may assign its rights and/or obligations under this Agreement to any third party upon notifying Party B and Party C. This Agreement shall be effective for each of Party A’s successors and assignees. If Party A assigns its rights and obligations under this Agreement to any third party at any time, the assignee shall enjoy and assume all rights and obligations to which Party A is entitled under this Agreement, and Party B and Party C shall enter into a new shareholders’ power of attorney agreement with such assignee in accordance with Party A’s request, the content of which shall be consistent with this Agreement.

10.10	Subject to the provisions of Article 10.9 above, this Agreement shall be binding on the lawful assignees (for the avoidance of doubt, the lawful assignees of Party B include individuals or entities who have been assigned Party B’s shareholder rights and become the lawfully registered shareholders of Party C, but excluding those who become shareholders of Party C as a result of Party A or its designated third parties exercising their rights under the Exclusive Share Purchase Agreement) or successors of the Parties. Party B warrants to Party A that it has made all proper arrangements and signed all required documents to ensure that in the event of its death, incapacity, bankruptcy, divorce or other circumstances that may affect the exercise of its relevant shareholders’ rights, its heirs, guardians, creditors, spouse and other persons who may acquire shares or relevant rights in Party C cannot affect or hinder the performance of this Agreement.

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[This page has no text and is the signature page of the Power of Attorney Agreement]

Party A: Beijing NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party B: Lin Yuxin

Signature:

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

Annex I

Power of Attorney

This power of attorney (hereinafter referred to as the “Power of Attorney”) is signed by Lin Yuxin (ID card number 310108197511204015) on ____, 2022 and issued to Beijing NeoTV Culture Diffusion Co., Ltd. (unified social credit code 91110108MABWRRRRXE) (hereinafter referred to as the “Attorney”).

I, Lin Yuxin, hereby grant to the Attorney a general power of attorney, authorizing the Attorney, as my attorney and in my name, to exercise my rights as a shareholder of Shanghai NeoTV Culture Diffusion Co., Ltd. (hereinafter referred to as the “Company”) as follows:

(1) To act as my attorney to propose and attend the Company’s shareholders general meetings in accordance with the Company’s Articles of Association.

(2) To exercise voting rights, on my behalf, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing the Company’s legal representatives, directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of the Company’s assets; amending the Articles of Association; dissolving or liquidating the Company and forming a liquidation group on my behalf and exercising the powers held by the liquidation group during the liquidation period in accordance with the law (including but not limited to making resolutions on my behalf on the dissolution and liquidation of the Company and making resolutions on the disposal of any property of the Company, etc.).

(3) On my behalf, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry.

(4) To exercise voting rights on my behalf as a registered shareholder of Party C with respect to the target company in the event of its insolvency.

(5) To act as my attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ right and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and the Articles of Association of the Company, including but not limited to selling, transferring, pledging or otherwise disposing of some or all of my shares.

(6) To sign the relevant share transfer agreement and other relevant documents on my behalf when the shares of the Company held by me are transferred in accordance with the Exclusive Option Contract separately entered into by the parties, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract separately entered into by the parties on my behalf as scheduled.

(7) To instruct the directors and senior management members of the Company to act in accordance with the instructions of the attorney’s wholly-owned companies or its appointee, subject to the law and regulations or the Articles of Association of the Company.

(8) To institute shareholder actions or take other legal actions against directors or senior management members of the Company when the conducts of such directors or senior management members are detrimental to the interests of the Company or myself’s; and

(9) Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

I hereby irrevocably confirm that, unless Beijing NeoTV Culture Diffusion Co., Ltd. (the “Wholly-owned Company”) issues an instruction to me requesting a change of Attorney, this Power of Attorney shall continue to be valid until the expiration or earlier termination of the Power of Attorney Agreement dated [  ], [  ], entered into by and among the Wholly-owned Company, the Company and each of the shareholders of the Company.

Hereby authorized.

Name:	Lin Yuxin

Signed by:
Date:

POWER OF ATTORNEY

This POWER OF ATTORNEY (this “Agreement”) is entered into as of ____, 2022, by and among the following parties.

Party A: Beijing NeoTV Culture Diffusion Co., Ltd., a limited liability company established under the laws of the People’s Republic of China (the “PRC”, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan), with the unified social credit code of 91110108MABWRRRRXE.

Party B: Wang Lili, with the ID card number of 130403197410130628.

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd., a joint-stock limited company established under the laws of PRC, with the unified social credit code of 91310000787842032J.

In this Agreement, Party A, Party B and Party C are each hereinafter referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS,

4.	Party B holds 220,000 shares of Party C, representing 0.3529% of the total share capital of Party C (“Party B Shares”).

5.	Party B intends to appoint an individual designated by Party A to exercise its voting rights in Party C as a shareholder of Party C, and Party A intends to appoint an individual to accept such appointment.

6.	In consideration of Party A and Party C’s business development plan, the relevant parties signed the transaction documents including the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Contract (the “Exclusive Option Contract”), the Share Pledge Contract (the “Share Pledge Contract”) and this Agreement on ____, 2022, and Lin Yuxin, Shanghai NeoTV Investment Management Partnership (Limited Partnership), Zhou Yingdi and Zhou Bin, as other shareholders of Party C, signed the Power of Attorney Agreement with Party A and Party C, respectively.

NOW, THEREFOR, the Parties hereby agree, by consensus, as follows:

Article 1 Delegation of Voting Rights

1.7	Party B hereby irrevocably undertakes, in respect of the Shares in Party C, that it will execute a power of attorney in the content and form set out in Annex I hereto at Party A’s request upon the signing of this Agreement, authorizing Party A or such person as Party A may then designate (hereinafter referred to as the “Attorney”) to exercise all the rights to which Party B, as a shareholder of Party C, is entitled pursuant to the law or the Constitution of Party C then in force, including but not limited to the following rights (hereinafter collectively referred to as the “Entrusted Rights”) :

(10)	To act as Party B’s attorney to propose and attend the shareholders’ general meetings of Party C in accordance with the Articles of Association of Party C;

(11)	To exercise voting rights, on behalf of Party B, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing Party C’s directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of Party C’s assets; amending Party C’s Articles of Association; dissolving or liquidating Party C and forming a liquidation group on behalf of Party B and exercising the powers held by the liquidation group during the liquidation period (including but not limited to making resolutions, on behalf of the shareholders of Party C, on the dissolution and liquidation of the target company and making resolutions on the disposal of any property of Party C, etc.);

(12)	On behalf of Party B, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry;

(13)	To exercise voting rights on behalf of Party B as a registered shareholder of Party C in respect of the target company in the event of its insolvency;

(14)	To act as Party B’s attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ rights and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and Party C’s Articles of Association, including but not limited to selling, transferring, pledging or otherwise disposing of part or all of Party B’s shares;

(15)	To sign the relevant share transfer agreement and other relevant documents on behalf of Party B when the shares of Party C held by Party B are transferred in accordance with the Exclusive Option Contract, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract on behalf of Party B as scheduled;

(16)	To instruct the directors and senior management members of Party C to act in accordance with the instructions of Party A and its appointee, subject to the laws and regulations or the Articles of Association of the Company;

(17)	To initiate shareholder actions or take other legal actions against the directors or senior management members of Party C when the conducts of such directors or senior management members are detrimental to the interests of Party C or Party C’s shareholders; and

(18)	Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

1.8	The above authorization and delegation are subject to Party A’s consent. When and only when Party A gives written notice to Party B to remove the Attorney, Party B shall immediately designate another person designated by Party A at that time to exercise the above Entrusted Rights, and the new delegation shall replace the original delegation once made; otherwise, Party B shall not revoke the delegation or authorization made to the Attorney.

1.9	The Attorney shall perform its fiduciary duties within the scope of authorization under this Agreement in a prudent and diligent manner in accordance with the law; Party B shall acknowledge and take the corresponding responsibility for any legal consequences arising from the exercise of the above-mentioned Entrusted Rights by the Attorney.

1.10	Party B hereby acknowledges that the Attorney shall not be required to consult Party B in advance when exercising the above-mentioned Entrusted Rights, except as otherwise provided by the laws of PRC. However, the Attorney shall promptly inform Party B after each resolution or proposal to convene a shareholders’ general meeting has been made.

1.11	Party B hereby acknowledges that all acts performed by the Attorney on behalf of Party B shall be deemed to be the acts of Party B, and all documents signed by the Attorney on behalf of Party B shall be deemed to be validly signed by Party B, as an expression of Party B’s true intention.

1.12	During the term of this Agreement, Party B shall waive the exercise of the Entrusted Rights and shall not exercise such rights on its own.

Article 2 Right to Know

2.2	For the purpose of exercising the Entrusted Rights under this Agreement, the Attorney shall have the right to know Party C’s operation, business, customers, financials, employees and other relevant information, and to review Party C’s relevant materials, and Party C shall fully cooperate in this regard.

Article 3 Exercise of Entrusted Rights

3.6	Party B and Party C shall provide full assistance to the Attorney in the exercise of the Entrusted Rights, including the timely signing of the resolution of the shareholders’ meeting or other relevant legal documents made by the Attorney in respect of Party C when necessary (e.g. to meet the requirements of filing documents required for approval, registration and filing by governmental authorities).

3.7	If, at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights under this Agreement cannot be fulfilled for any reason (other than the default of Party B or Party C), the Parties shall immediately seek an alternative that most close to the provision that cannot be fulfilled and, if necessary, enter into a supplemental agreement to amend or adjust the terms of this Agreement to ensure that the purposes of this Agreement can continue to be fulfilled.

3.8	Party B shall not revoke any delegation or authorization granted to Party A or the Attorney, or enter into any commitment or agreement with any third party where such commitment or agreement is in conflict with any agreement between Party B and Party A, and shall ensure that no potential conflict of interest exists between Party B and Party A, and shall not do anything which would result in any conflict of interest between Party B and Party A; and in the event of such conflict of interest (and Party A may decide in its sole discretion whether such conflict of interest arises), Party B shall take any action directed by Party A to eliminate such conflict of interest, subject to the laws and regulations of the PRC.

3.9	If Party A or the Attorney decides to liquidate Party C pursuant to paragraph (2) of Article 1.1 of this Agreement, Party B shall ensure and urge Party C to cooperate with the liquidator to complete all relevant liquidation and dissolution procedures, and shall guarantee to transfer all remaining assets of Party C to Party A after liquidation and dissolution without compensation. Party B shall fully cooperate with all procedures or documents to be performed or signed for the purpose of such liquidation and dissolution or transfer.

3.10	Party A shall have the right to remove the Attorney at any time with prior notice to Party B. The exercise of the Entrusted Rights by such designated person shall be deemed to be the exercise of the Entrusted Rights by Party A, and shall have the same legal force and effect as the exercise of such Entrusted Rights by Party A under this Agreement.

Article 4 Disclaimer and Indemnity

4.3	The Parties acknowledge that Party A shall not be required to assume any liability or make any financial or other compensation, to any other party or any third party in respect of the exercise of the Entrusted Rights by the designated Attorney under this Agreement.

4.4	Party C and Party B agree to indemnify and hold Party A harmless from all losses suffered or likely to be suffered by Party A as a result of the exercise of the Entrusted Rights by the designated Attorney, including but not limited to any losses arising from litigation, recovery, arbitration, claims or administrative investigation or penalties by governmental authorities brought against Party A by any third party. However, if the loss is caused by intention or gross negligence of Party A, such loss shall not be compensated.

Article 5 Representations and Warranties

5.4	Party B hereby represents and warrants:

(7)	It is a Chinese citizen with full capacity or an entity legally established under the PRC laws; it has full and independent legal status and legal capacity to act independently as a party of litigation.

(8)	It has full power and authority to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

(9)	This Agreement is legally and properly signed and delivered by Party B; this Agreement constitutes a legal and binding obligation on and is enforceable against Party B in accordance with the terms hereof.

(10)	It is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third-party rights on the Entrusted Rights except the rights created by this Agreement, the Share Pledge Contract and the Exclusive Option Contract. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

(11)	The signing, delivery and performance of this Agreement and the completion of the transactions hereunder are not in violation of the PRC laws, and are not in breach of any agreement, contract or other arrangement entered into by Party B and any third party.

(12)	The entrusted matters under this Agreement do not give rise to any actual or potential conflict of interest between Party B and the Attorney.

5.5	Party A and Party C hereby respectively represent and warrant:

(3)	It is a limited liability company/joint stock limited company duly registered and legally exists under the PRC laws, with independent legal person status and capacity; it has full and independent legal status and legal capacity to enter into, deliver and perform this Agreement, and can independently act as a party of litigation.

(4)	It has full power and authority within the company to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

5.6	Party C further represents and warrants that Party B is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third party rights on the Entrusted Rights other than the rights created under this Agreement, the Exclusive Business Cooperation Agreement, the Exclusive Option Contract and the Share Pledge Contract entered into by Party B, Party C and Party A. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

Article 6 Term

6.4	This Agreement shall come into effect on the date duly signed by the Parties; this Agreement shall be continued in effect unless terminated earlier by written agreement of the Parties or earlier termination of this Agreement in accordance with Article 9.1 hereof.

6.5	If Party B transfers all of its shares in Party C with the prior consent of Party A, this Agreement shall terminate, and Party B shall ensure that the third party to whom its shares are transferred enters into an agreement consistent with this Agreement to entrust its rights as a shareholder to an individual designated by Party A to exercise such rights.

6.6	Each Party shall complete the application and registration procedures for the extension of the term of its operation within three (3) months prior to the expiration of its own operation period in order that the term of this Agreement continues.

Article 7 Notices

7.2	All notices and other communications required or permitted to be given under this Agreement shall be delivered by personal delivery or by postage-prepaid registered mail, commercial courier service, facsimile or e-mail to the contact address of such Party. Further confirmation of each notice shall be sent by e-mail. The date on which such notice is deemed to be validly served shall be determined as follows:

(5)	A notice, if sent by personal delivery, commercial courier service or postage-prepaid registered mail, shall be deemed to be validly served on the date of delivery or rejection at the address designated for receipt of the notice.

(6)	A notice, if sent by fax, shall be deemed to be validly served on the date of successful transmission (which shall be evidenced by an automatically generated transmission confirmation message).

(7)	A notice, if sent by e-mail, shall be deemed to be validly served on the date of successful transmission of the e-mail, if the sending party receives a system message indicating successful transmission or, within twenty-four (24) hours, does not receive a system message indicating that the e-mail was not delivered or was returned.

(8)	Any Party may change the address to receive notices at any time by giving notice to the other Parties in accordance with this Article.

Article 8 Confidentiality

8.2	The Parties acknowledge that any oral or written information exchanged by the Parties in connection with this Agreement is confidential information. Each Party shall hold all such information in confidence, and shall not disclose any such information to any third party without the written consent of the other Parties, except (1) where such information is or will become known to the public (but not as a result of disclosure to the public by one of the recipients of the information); (2) where such disclosure is required by any applicable law or the rules or regulations of any stock exchange; or (3) where such disclosure is required by any Party to its legal counsel or financial advisor in connection with the transactions contemplated hereunder, and such legal counsel or financial advisor shall be subject to obligations of confidentiality similar to those set forth in this Article. Any disclosure of any confidential information by a person or entity employed by any Party shall be deemed to be a disclosure by such Party which shall be liable for the breach of this Agreement. Upon termination of this Agreement, the recipient of the confidential information shall return any documents, materials or software containing the confidential information to the original owner or provider of the confidential information, or destroy it with the consent of the original owner or provider, including the deletion of any confidential information from any relevant memory device, and shall not continue to use such confidential information. Regardless of the reason for the termination of this Agreement, this Article shall survive.

Article 9 Liability for Default and Breach

9.4	The Parties acknowledge and agree that if Party B and/or Party C (“Defaulting Party”) materially breaches any of the covenants made under this Agreement or materially fails to perform any of its obligations under this Agreement, it shall constitute a default (“Default”) under this Agreement, and Party A shall be entitled to require the Defaulting Party to make good or take remedial measures within a reasonable time. If the Defaulting Party fails to make good or take remedial measures within a reasonable time or within fifteen (15) days after Party A notified the Defaulting Party in writing of such failure and requested such remedial measures, Party A shall have the right, in its sole discretion, to (1) terminate this Agreement, and require full damages from the Defaulting Party or (2) require mandatory performance of the Defaulting Party’s to fulfill the obligations under this Agreement, and require full damages from the Defaulting Party.

9.5	The Parties acknowledge and agree that neither Party B nor Party C may, under any circumstance, seek to terminate this Agreement for any reason, except as otherwise provided by law or this Agreement.

9.6	Notwithstanding any other provision of this Agreement, the effect of this Article shall not be affected by the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.11	This Agreement shall be made in Chinese in triplicate (3), one (1) copy for each Party.

10.12	The execution, entry into force, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC laws.

10.13	Dispute Resolution

(3)	Any dispute arising out of the interpretation and performance of this Agreement shall first be resolved by the Parties through friendly negotiation. If the dispute remains unresolved within thirty (30) days after any Party has given written notice to the other Parties requesting a negotiation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The place of arbitration shall be Shanghai. The arbitral award shall be final and binding upon all Parties. The party initiating the arbitration and the responding party shall each appoint one arbitrator, and the third arbitrator shall be appointed by China International Economic and Trade Arbitration Commission. During the dispute resolution period, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement, except for the matters in dispute.

(4)	Any Party shall have the right to apply to the court with jurisdiction to enforce the arbitral award after it takes effect.

10.14	Any right, power and remedy conferred on the Parties by any provision of this Agreement shall not be exclusive of any other right, power or remedy to which such Party may be entitled by law and other provisions under this Agreement, and the exercise by a Party of its rights, powers and remedies shall not preclude the exercise by such Party of its other rights, powers and remedies.

10.15	A Party’s failure or delay in exercising any of its rights, powers and remedies under this Agreement or any law (the “Party’s Rights”) will not result in a waiver of such rights, and the waiver of any single or partial Party’s Rights will not preclude the exercise of such Party’s Rights in any other manner and the exercise of other Party’s Rights.

10.16	The headings in each section of this Agreement are for indexing purposes only and in no event shall such headings be used or affect the interpretation of the provisions of this Agreement.

10.17	Each provision of this Agreement is severable and independent of any other provision, and if at any time any one or more provisions of this Agreement shall become invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby.

10.18	This Agreement constitutes the entire and only agreement among the Parties with respect to the subject hereof and, upon execution, supersedes any other legal documents or any written or oral agreements, contracts, understandings and communications previously entered into by the Parties with respect to the same subject. Any amendment or supplement to this Agreement must be made in writing and duly signed by the Parties hereto in order to become effective.

10.19	Neither Party B nor Party C may assign any of its rights and/or obligations under this Agreement to any third party without Party A’s prior express written consent. Without the consent of Party B and Party C, Party A may assign its rights and/or obligations under this Agreement to any third party upon notifying Party B and Party C. This Agreement shall be effective for each of Party A’s successors and assignees. If Party A assigns its rights and obligations under this Agreement to any third party at any time, the assignee shall enjoy and assume all rights and obligations to which Party A is entitled under this Agreement, and Party B and Party C shall enter into a new shareholders’ power of attorney agreement with such assignee in accordance with Party A’s request, the content of which shall be consistent with this Agreement.

10.20	Subject to the provisions of Article 10.9 above, this Agreement shall be binding on the lawful assignees (for the avoidance of doubt, the lawful assignees of Party B include individuals or entities who have been assigned Party B’s shareholder rights and become the lawfully registered shareholders of Party C, but excluding those who become shareholders of Party C as a result of Party A or its designated third parties exercising their rights under the Exclusive Share Purchase Agreement) or successors of the Parties. Party B warrants to Party A that it has made all proper arrangements and signed all required documents to ensure that in the event of its death, incapacity, bankruptcy, divorce or other circumstances that may affect the exercise of its relevant shareholders’ rights, its heirs, guardians, creditors, spouse and other persons who may acquire shares or relevant rights in Party C cannot affect or hinder the performance of this Agreement.

—No text below—

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party A: Beijing NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party B: Wang Lili

Signature:

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

Annex I

Power of Attorney

This power of attorney (hereinafter referred to as the “Power of Attorney”) is signed by Wang Lili (ID card number 130403197410130628) on ____, 2022 and issued to Beijing NeoTV Culture Diffusion Co., Ltd. (unified social credit code 91110108MABWRRRRXE) (hereinafter referred to as the “Attorney”).

I, Wang Lili, hereby grant to the Attorney a general power of attorney, authorizing the Attorney, as my attorney and in my name, to exercise my rights as a shareholder of Shanghai NeoTV Culture Diffusion Co., Ltd. (hereinafter referred to as the “Company”) as follows:

(1) To act as my attorney to propose and attend the Company’s shareholders general meetings in accordance with the Company’s Articles of Association.

(2) To exercise voting rights, on my behalf, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing the Company’s legal representatives, directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of the Company’s assets; amending the Articles of Association; dissolving or liquidating the Company and forming a liquidation group on my behalf and exercising the powers held by the liquidation group during the liquidation period in accordance with the law (including but not limited to making resolutions on my behalf on the dissolution and liquidation of the Company and making resolutions on the disposal of any property of the Company, etc.).

(3) On my behalf, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry.

(4) To exercise voting rights on my behalf as a registered shareholder of Party C with respect to the target company in the event of its insolvency.

(5) To act as my attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ right and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and the Articles of Association of the Company, including but not limited to selling, transferring, pledging or otherwise disposing of some or all of my shares.

(6) To sign the relevant share transfer agreement and other relevant documents on my behalf when the shares of the Company held by me are transferred in accordance with the Exclusive Option Contract separately entered into by the parties, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract separately entered into by the parties on my behalf as scheduled.

(7) To instruct the directors and senior management members of the Company to act in accordance with the instructions of the attorney’s wholly-owned companies or its appointee, subject to the law and regulations or the Articles of Association of the Company.

(8) To institute shareholder actions or take other legal actions against directors or senior management members of the Company when the conducts of such directors or senior management members are detrimental to the interests of the Company or myself’s; and

(9) Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

I hereby irrevocably confirm that, unless Beijing NeoTV Culture Diffusion Co., Ltd. (the “Wholly-owned Company”) issues an instruction to me requesting a change of Attorney, this Power of Attorney shall continue to be valid until the expiration or earlier termination of the Power of Attorney Agreement dated [  ], [  ], entered into by and among the Wholly-owned Company, the Company and each of the shareholders of the Company.

Hereby authorized.

Name:	Wang Lili

Signed by:
Date:

POWER OF ATTORNEY

This POWER OF ATTORNEY (this “Agreement”) is entered into as of ____, 2022, by and among the following parties.

Party A: Beijing NeoTV Culture Diffusion Co., Ltd., a limited liability company established under the laws of the People’s Republic of China (the “PRC”, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan), with the unified social credit code of 91110108MABWRRRRXE.

Party B: Zhou Bin, with the ID card number of 330105198602170016.

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd., a joint-stock limited company established under the laws of PRC, with the unified social credit code of 91310000787842032J.

In this Agreement, Party A, Party B and Party C are each hereinafter referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS,

7.	Party B holds 328,235 shares of Party C, representing 0.5265% of the total share capital of Party C (“Party B Shares”).

8.	Party B intends to appoint an individual designated by Party A to exercise its voting rights in Party C as a shareholder of Party C, and Party A intends to appoint an individual to accept such appointment.

9.	In consideration of Party A and Party C’s business development plan, the relevant parties signed the transaction documents including the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Contract (the “Exclusive Option Contract”), the Share Pledge Contract (the “Share Pledge Contract”) and this Agreement on ____, 2022, and Lin Yuxin, Shanghai NeoTV Investment Management Partnership (Limited Partnership), Zhou Yingdi and Wang Lili, as other shareholders of Party C, signed the Power of Attorney Agreement with Party A and Party C, respectively.

NOW, THEREFOR, the Parties hereby agree, by consensus, as follows:

Article 1 Delegation of Voting Rights

1.13	Party B hereby irrevocably undertakes, in respect of the Shares in Party C, that it will execute a power of attorney in the content and form set out in Annex I hereto at Party A’s request upon the signing of this Agreement, authorizing Party A or such person as Party A may then designate (hereinafter referred to as the “Attorney”) to exercise all the rights to which Party B, as a shareholder of Party C, is entitled pursuant to the law or the Constitution of Party C then in force, including but not limited to the following rights (hereinafter collectively referred to as the “Entrusted Rights”) :

(19)	To act as Party B’s attorney to propose and attend the shareholders’ general meetings of Party C in accordance with the Articles of Association of Party C;

(20)	To exercise voting rights, on behalf of Party B, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing Party C’s directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of Party C’s assets; amending Party C’s Articles of Association; dissolving or liquidating Party C and forming a liquidation group on behalf of Party B and exercising the powers held by the liquidation group during the liquidation period (including but not limited to making resolutions, on behalf of the shareholders of Party C, on the dissolution and liquidation of the target company and making resolutions on the disposal of any property of Party C, etc.);

(21)	On behalf of Party B, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry;

(22)	To exercise voting rights on behalf of Party B as a registered shareholder of Party C in respect of the target company in the event of its insolvency;

(23)	To act as Party B’s attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ rights and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and Party C’s Articles of Association, including but not limited to selling, transferring, pledging or otherwise disposing of part or all of Party B’s shares;

(24)	To sign the relevant share transfer agreement and other relevant documents on behalf of Party B when the shares of Party C held by Party B are transferred in accordance with the Exclusive Option Contract, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract on behalf of Party B as scheduled;

(25)	To instruct the directors and senior management members of Party C to act in accordance with the instructions of Party A and its appointee, subject to the laws and regulations or the Articles of Association of the Company;

(26)	To initiate shareholder actions or take other legal actions against the directors or senior management members of Party C when the conducts of such directors or senior management members are detrimental to the interests of Party C or Party C’s shareholders; and

(27)	Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

1.14	The above authorization and delegation are subject to Party A’s consent. When and only when Party A gives written notice to Party B to remove the Attorney, Party B shall immediately designate another person designated by Party A at that time to exercise the above Entrusted Rights, and the new delegation shall replace the original delegation once made; otherwise, Party B shall not revoke the delegation or authorization made to the Attorney.

1.15	The Attorney shall perform its fiduciary duties within the scope of authorization under this Agreement in a prudent and diligent manner in accordance with the law; Party B shall acknowledge and take the corresponding responsibility for any legal consequences arising from the exercise of the above-mentioned Entrusted Rights by the Attorney.

1.16	Party B hereby acknowledges that the Attorney shall not be required to consult Party B in advance when exercising the above-mentioned Entrusted Rights, except as otherwise provided by the laws of PRC. However, the Attorney shall promptly inform Party B after each resolution or proposal to convene a shareholders’ general meeting has been made.

1.17	Party B hereby acknowledges that all acts performed by the Attorney on behalf of Party B shall be deemed to be the acts of Party B, and all documents signed by the Attorney on behalf of Party B shall be deemed to be validly signed by Party B, as an expression of Party B’s true intention.

1.18	During the term of this Agreement, Party B shall waive the exercise of the Entrusted Rights and shall not exercise such rights on its own.

Article 2 Right to Know

2.3	For the purpose of exercising the Entrusted Rights under this Agreement, the Attorney shall have the right to know Party C’s operation, business, customers, financials, employees and other relevant information, and to review Party C’s relevant materials, and Party C shall fully cooperate in this regard.

Article 3 Exercise of Entrusted Rights

3.11	Party B and Party C shall provide full assistance to the Attorney in the exercise of the Entrusted Rights, including the timely signing of the resolution of the shareholders’ meeting or other relevant legal documents made by the Attorney in respect of Party C when necessary (e.g. to meet the requirements of filing documents required for approval, registration and filing by governmental authorities).

3.12	If, at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights under this Agreement cannot be fulfilled for any reason (other than the default of Party B or Party C), the Parties shall immediately seek an alternative that most close to the provision that cannot be fulfilled and, if necessary, enter into a supplemental agreement to amend or adjust the terms of this Agreement to ensure that the purposes of this Agreement can continue to be fulfilled.

3.13	Party B shall not revoke any delegation or authorization granted to Party A or the Attorney, or enter into any commitment or agreement with any third party where such commitment or agreement is in conflict with any agreement between Party B and Party A, and shall ensure that no potential conflict of interest exists between Party B and Party A, and shall not do anything which would result in any conflict of interest between Party B and Party A; and in the event of such conflict of interest (and Party A may decide in its sole discretion whether such conflict of interest arises), Party B shall take any action directed by Party A to eliminate such conflict of interest, subject to the laws and regulations of the PRC.

3.14	If Party A or the Attorney decides to liquidate Party C pursuant to paragraph (2) of Article 1.1 of this Agreement, Party B shall ensure and urge Party C to cooperate with the liquidator to complete all relevant liquidation and dissolution procedures, and shall guarantee to transfer all remaining assets of Party C to Party A after liquidation and dissolution without compensation. Party B shall fully cooperate with all procedures or documents to be performed or signed for the purpose of such liquidation and dissolution or transfer.

3.15	Party A shall have the right to remove the Attorney at any time with prior notice to Party B. The exercise of the Entrusted Rights by such designated person shall be deemed to be the exercise of the Entrusted Rights by Party A, and shall have the same legal force and effect as the exercise of such Entrusted Rights by Party A under this Agreement.

Article 4 Disclaimer and Indemnity

4.5	The Parties acknowledge that Party A shall not be required to assume any liability or make any financial or other compensation, to any other party or any third party in respect of the exercise of the Entrusted Rights by the designated Attorney under this Agreement.

4.6	Party C and Party B agree to indemnify and hold Party A harmless from all losses suffered or likely to be suffered by Party A as a result of the exercise of the Entrusted Rights by the designated Attorney, including but not limited to any losses arising from litigation, recovery, arbitration, claims or administrative investigation or penalties by governmental authorities brought against Party A by any third party. However, if the loss is caused by intention or gross negligence of Party A, such loss shall not be compensated.

Article 5 Representations and Warranties

5.7	Party B hereby represents and warrants:

(13)	It is a Chinese citizen with full capacity or an entity legally established under the PRC laws; it has full and independent legal status and legal capacity to act independently as a party of litigation.

(14)	It has full power and authority to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

(15)	This Agreement is legally and properly signed and delivered by Party B; this Agreement constitutes a legal and binding obligation on and is enforceable against Party B in accordance with the terms hereof.

(16)	It is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third-party rights on the Entrusted Rights except the rights created by this Agreement, the Share Pledge Contract and the Exclusive Option Contract. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

(17)	The signing, delivery and performance of this Agreement and the completion of the transactions hereunder are not in violation of the PRC laws, and are not in breach of any agreement, contract or other arrangement entered into by Party B and any third party.

(18)	The entrusted matters under this Agreement do not give rise to any actual or potential conflict of interest between Party B and the Attorney.

5.8	Party A and Party C hereby respectively represent and warrant:

(5)	It is a limited liability company/joint stock limited company duly registered and legally exists under the PRC laws, with independent legal person status and capacity; it has full and independent legal status and legal capacity to enter into, deliver and perform this Agreement, and can independently act as a party of litigation.

(6)	It has full power and authority within the company to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

5.9	Party C further represents and warrants that Party B is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third party rights on the Entrusted Rights other than the rights created under this Agreement, the Exclusive Business Cooperation Agreement, the Exclusive Option Contract and the Share Pledge Contract entered into by Party B, Party C and Party A. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

Article 6 Term

6.7	This Agreement shall come into effect on the date duly signed by the Parties; this Agreement shall be continued in effect unless terminated earlier by written agreement of the Parties or earlier termination of this Agreement in accordance with Article 9.1 hereof.

6.8	If Party B transfers all of its shares in Party C with the prior consent of Party A, this Agreement shall terminate, and Party B shall ensure that the third party to whom its shares are transferred enters into an agreement consistent with this Agreement to entrust its rights as a shareholder to an individual designated by Party A to exercise such rights.

6.9	Each Party shall complete the application and registration procedures for the extension of the term of its operation within three (3) months prior to the expiration of its own operation period in order that the term of this Agreement continues.

Article 7 Notices

7.3	All notices and other communications required or permitted to be given under this Agreement shall be delivered by personal delivery or by postage-prepaid registered mail, commercial courier service, facsimile or e-mail to the contact address of such Party. Further confirmation of each notice shall be sent by e-mail. The date on which such notice is deemed to be validly served shall be determined as follows:

(9)	A notice, if sent by personal delivery, commercial courier service or postage-prepaid registered mail, shall be deemed to be validly served on the date of delivery or rejection at the address designated for receipt of the notice.

(10)	A notice, if sent by fax, shall be deemed to be validly served on the date of successful transmission (which shall be evidenced by an automatically generated transmission confirmation message).

(11)	A notice, if sent by e-mail, shall be deemed to be validly served on the date of successful transmission of the e-mail, if the sending party receives a system message indicating successful transmission or, within twenty-four (24) hours, does not receive a system message indicating that the e-mail was not delivered or was returned.

(12)	Any Party may change the address to receive notices at any time by giving notice to the other Parties in accordance with this Article.

Article 8 Confidentiality

8.3	The Parties acknowledge that any oral or written information exchanged by the Parties in connection with this Agreement is confidential information. Each Party shall hold all such information in confidence, and shall not disclose any such information to any third party without the written consent of the other Parties, except (1) where such information is or will become known to the public (but not as a result of disclosure to the public by one of the recipients of the information); (2) where such disclosure is required by any applicable law or the rules or regulations of any stock exchange; or (3) where such disclosure is required by any Party to its legal counsel or financial advisor in connection with the transactions contemplated hereunder, and such legal counsel or financial advisor shall be subject to obligations of confidentiality similar to those set forth in this Article. Any disclosure of any confidential information by a person or entity employed by any Party shall be deemed to be a disclosure by such Party which shall be liable for the breach of this Agreement. Upon termination of this Agreement, the recipient of the confidential information shall return any documents, materials or software containing the confidential information to the original owner or provider of the confidential information, or destroy it with the consent of the original owner or provider, including the deletion of any confidential information from any relevant memory device, and shall not continue to use such confidential information. Regardless of the reason for the termination of this Agreement, this Article shall survive.

Article 9 Liability for Default and Breach

9.7	The Parties acknowledge and agree that if Party B and/or Party C (“Defaulting Party”) materially breaches any of the covenants made under this Agreement or materially fails to perform any of its obligations under this Agreement, it shall constitute a default (“Default”) under this Agreement, and Party A shall be entitled to require the Defaulting Party to make good or take remedial measures within a reasonable time. If the Defaulting Party fails to make good or take remedial measures within a reasonable time or within fifteen (15) days after Party A notified the Defaulting Party in writing of such failure and requested such remedial measures, Party A shall have the right, in its sole discretion, to (1) terminate this Agreement, and require full damages from the Defaulting Party or (2) require mandatory performance of the Defaulting Party’s to fulfill the obligations under this Agreement, and require full damages from the Defaulting Party.

9.8	The Parties acknowledge and agree that neither Party B nor Party C may, under any circumstance, seek to terminate this Agreement for any reason, except as otherwise provided by law or this Agreement.

9.9	Notwithstanding any other provision of this Agreement, the effect of this Article shall not be affected by the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.21	This Agreement shall be made in Chinese in triplicate (3), one (1) copy for each Party.

10.22	The execution, entry into force, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC laws.

10.23	Dispute Resolution

(5)	Any dispute arising out of the interpretation and performance of this Agreement shall first be resolved by the Parties through friendly negotiation. If the dispute remains unresolved within thirty (30) days after any Party has given written notice to the other Parties requesting a negotiation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The place of arbitration shall be Shanghai. The arbitral award shall be final and binding upon all Parties. The party initiating the arbitration and the responding party shall each appoint one arbitrator, and the third arbitrator shall be appointed by China International Economic and Trade Arbitration Commission. During the dispute resolution period, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement, except for the matters in dispute.

(6)	Any Party shall have the right to apply to the court with jurisdiction to enforce the arbitral award after it takes effect.

10.24	Any right, power and remedy conferred on the Parties by any provision of this Agreement shall not be exclusive of any other right, power or remedy to which such Party may be entitled by law and other provisions under this Agreement, and the exercise by a Party of its rights, powers and remedies shall not preclude the exercise by such Party of its other rights, powers and remedies.

10.25	A Party’s failure or delay in exercising any of its rights, powers and remedies under this Agreement or any law (the “Party’s Rights”) will not result in a waiver of such rights, and the waiver of any single or partial Party’s Rights will not preclude the exercise of such Party’s Rights in any other manner and the exercise of other Party’s Rights.

10.26	The headings in each section of this Agreement are for indexing purposes only and in no event shall such headings be used or affect the interpretation of the provisions of this Agreement.

10.27	Each provision of this Agreement is severable and independent of any other provision, and if at any time any one or more provisions of this Agreement shall become invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby.

10.28	This Agreement constitutes the entire and only agreement among the Parties with respect to the subject hereof and, upon execution, supersedes any other legal documents or any written or oral agreements, contracts, understandings and communications previously entered into by the Parties with respect to the same subject. Any amendment or supplement to this Agreement must be made in writing and duly signed by the Parties hereto in order to become effective.

10.29	Neither Party B nor Party C may assign any of its rights and/or obligations under this Agreement to any third party without Party A’s prior express written consent. Without the consent of Party B and Party C, Party A may assign its rights and/or obligations under this Agreement to any third party upon notifying Party B and Party C. This Agreement shall be effective for each of Party A’s successors and assignees. If Party A assigns its rights and obligations under this Agreement to any third party at any time, the assignee shall enjoy and assume all rights and obligations to which Party A is entitled under this Agreement, and Party B and Party C shall enter into a new shareholders’ power of attorney agreement with such assignee in accordance with Party A’s request, the content of which shall be consistent with this Agreement.

10.30	Subject to the provisions of Article 10.9 above, this Agreement shall be binding on the lawful assignees (for the avoidance of doubt, the lawful assignees of Party B include individuals or entities who have been assigned Party B’s shareholder rights and become the lawfully registered shareholders of Party C, but excluding those who become shareholders of Party C as a result of Party A or its designated third parties exercising their rights under the Exclusive Share Purchase Agreement) or successors of the Parties. Party B warrants to Party A that it has made all proper arrangements and signed all required documents to ensure that in the event of its death, incapacity, bankruptcy, divorce or other circumstances that may affect the exercise of its relevant shareholders’ rights, its heirs, guardians, creditors, spouse and other persons who may acquire shares or relevant rights in Party C cannot affect or hinder the performance of this Agreement.

—No text below—

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party A: Beijing NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party B: Zhou Bin

Signature:

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

Annex I

Power of Attorney

This power of attorney (hereinafter referred to as the “Power of Attorney”) is signed by Zhou Bin (ID card number 330105198602170016) on ____, 2022 and issued to Beijing NeoTV Culture Diffusion Co., Ltd. (unified social credit code 91110108MABWRRRRXE) (hereinafter referred to as the “Attorney”).

I, Zhou Bin, hereby grant to the Attorney a general power of attorney, authorizing the Attorney, as my attorney and in my name, to exercise my rights as a shareholder of Shanghai NeoTV Culture Diffusion Co., Ltd. (hereinafter referred to as the “Company”) as follows:

(1) To act as my attorney to propose and attend the Company’s shareholders general meetings in accordance with the Company’s Articles of Association.

(2) To exercise voting rights, on my behalf, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing the Company’s legal representatives, directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of the Company’s assets; amending the Articles of Association; dissolving or liquidating the Company and forming a liquidation group on my behalf and exercising the powers held by the liquidation group during the liquidation period in accordance with the law (including but not limited to making resolutions on my behalf on the dissolution and liquidation of the Company and making resolutions on the disposal of any property of the Company, etc.).

(3) On my behalf, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry.

(4) To exercise voting rights on my behalf as a registered shareholder of Party C with respect to the target company in the event of its insolvency.

(5) To act as my attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ right and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and the Articles of Association of the Company, including but not limited to selling, transferring, pledging or otherwise disposing of some or all of my shares.

(6) To sign the relevant share transfer agreement and other relevant documents on my behalf when the shares of the Company held by me are transferred in accordance with the Exclusive Option Contract separately entered into by the parties, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract separately entered into by the parties on my behalf as scheduled.

(7) To instruct the directors and senior management members of the Company to act in accordance with the instructions of the attorney’s wholly-owned companies or its appointee, subject to the law and regulations or the Articles of Association of the Company.

(8) To institute shareholder actions or take other legal actions against directors or senior management members of the Company when the conducts of such directors or senior management members are detrimental to the interests of the Company or myself’s; and

(9) Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

I hereby irrevocably confirm that, unless Beijing NeoTV Culture Diffusion Co., Ltd. (the “Wholly-owned Company”) issues an instruction to me requesting a change of Attorney, this Power of Attorney shall continue to be valid until the expiration or earlier termination of the Power of Attorney Agreement dated [  ], [  ], entered into by and among the Wholly-owned Company, the Company and each of the shareholders of the Company.

Hereby authorized.

Name:	Zhou Bin

Signed by:
Date:

POWER OF ATTORNEY

This POWER OF ATTORNEY (this “Agreement”) is entered into as of ____, 2022, by and among the following parties.

Party A: Beijing NeoTV Culture Diffusion Co., Ltd., a limited liability company established under the laws of the People’s Republic of China (the “PRC”, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan), with the unified social credit code of 91110108MABWRRRRXE.

Party B: Zhou Yingdi, with the ID card number of 310105195403230461.

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd., a joint-stock limited company established under the laws of PRC, with the unified social credit code of 91310000787842032J.

In this Agreement, Party A, Party B and Party C are each hereinafter referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS,

10.	Party B holds 691,441 shares of Party C, representing 1.1091% of the total share capital of Party C (“Party B Shares”).

11.	Party B intends to appoint an individual designated by Party A to exercise its voting rights in Party C as a shareholder of Party C, and Party A intends to appoint an individual to accept such appointment.

12.	In consideration of Party A and Party C’s business development plan, the relevant parties signed the transaction documents including the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Contract (the “Exclusive Option Contract”), the Share Pledge Contract (the “Share Pledge Contract”) and this Agreement on ____, 2022, and Lin Yuxin, Shanghai NeoTV Investment Management Partnership (Limited Partnership), Zhou Bin and Wang Lili, as other shareholders of Party C, signed the Power of Attorney Agreement with Party A and Party C, respectively.

NOW, THEREFOR, the Parties hereby agree, by consensus, as follows:

Article 1 Delegation of Voting Rights

1.19	Party B hereby irrevocably undertakes, in respect of the Shares in Party C, that it will execute a power of attorney in the content and form set out in Annex I hereto at Party A’s request upon the signing of this Agreement, authorizing Party A or such person as Party A may then designate (hereinafter referred to as the “Attorney”) to exercise all the rights to which Party B, as a shareholder of Party C, is entitled pursuant to the law or the Constitution of Party C then in force, including but not limited to the following rights (hereinafter collectively referred to as the “Entrusted Rights”) :

(28)	To act as Party B’s attorney to propose and attend the shareholders’ general meetings of Party C in accordance with the Articles of Association of Party C;

(29)	To exercise voting rights, on behalf of Party B, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing Party C’s directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of Party C’s assets; amending Party C’s Articles of Association; dissolving or liquidating Party C and forming a liquidation group on behalf of Party B and exercising the powers held by the liquidation group during the liquidation period (including but not limited to making resolutions, on behalf of the shareholders of Party C, on the dissolution and liquidation of the target company and making resolutions on the disposal of any property of Party C, etc.);

(30)	On behalf of Party B, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry;

(31)	To exercise voting rights on behalf of Party B as a registered shareholder of Party C in respect of the target company in the event of its insolvency;

(32)	To act as Party B’s attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ rights and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and Party C’s Articles of Association, including but not limited to selling, transferring, pledging or otherwise disposing of part or all of Party B’s shares;

(33)	To sign the relevant share transfer agreement and other relevant documents on behalf of Party B when the shares of Party C held by Party B are transferred in accordance with the Exclusive Option Contract, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract on behalf of Party B as scheduled;

(34)	To instruct the directors and senior management members of Party C to act in accordance with the instructions of Party A and its appointee, subject to the laws and regulations or the Articles of Association of the Company;

(35)	To initiate shareholder actions or take other legal actions against the directors or senior management members of Party C when the conducts of such directors or senior management members are detrimental to the interests of Party C or Party C’s shareholders; and

(36)	Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

1.20	The above authorization and delegation are subject to Party A’s consent. When and only when Party A gives written notice to Party B to remove the Attorney, Party B shall immediately designate another person designated by Party A at that time to exercise the above Entrusted Rights, and the new delegation shall replace the original delegation once made; otherwise, Party B shall not revoke the delegation or authorization made to the Attorney.

1.21	The Attorney shall perform its fiduciary duties within the scope of authorization under this Agreement in a prudent and diligent manner in accordance with the law; Party B shall acknowledge and take the corresponding responsibility for any legal consequences arising from the exercise of the above-mentioned Entrusted Rights by the Attorney.

1.22	Party B hereby acknowledges that the Attorney shall not be required to consult Party B in advance when exercising the above-mentioned Entrusted Rights, except as otherwise provided by the laws of PRC. However, the Attorney shall promptly inform Party B after each resolution or proposal to convene a shareholders’ general meeting has been made.

1.23	Party B hereby acknowledges that all acts performed by the Attorney on behalf of Party B shall be deemed to be the acts of Party B, and all documents signed by the Attorney on behalf of Party B shall be deemed to be validly signed by Party B, as an expression of Party B’s true intention.

1.24	During the term of this Agreement, Party B shall waive the exercise of the Entrusted Rights and shall not exercise such rights on its own.

Article 2 Right to Know

2.4	For the purpose of exercising the Entrusted Rights under this Agreement, the Attorney shall have the right to know Party C’s operation, business, customers, financials, employees and other relevant information, and to review Party C’s relevant materials, and Party C shall fully cooperate in this regard.

Article 3 Exercise of Entrusted Rights

3.16	Party B and Party C shall provide full assistance to the Attorney in the exercise of the Entrusted Rights, including the timely signing of the resolution of the shareholders’ meeting or other relevant legal documents made by the Attorney in respect of Party C when necessary (e.g. to meet the requirements of filing documents required for approval, registration and filing by governmental authorities).

3.17	If, at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights under this Agreement cannot be fulfilled for any reason (other than the default of Party B or Party C), the Parties shall immediately seek an alternative that most close to the provision that cannot be fulfilled and, if necessary, enter into a supplemental agreement to amend or adjust the terms of this Agreement to ensure that the purposes of this Agreement can continue to be fulfilled.

3.18	Party B shall not revoke any delegation or authorization granted to Party A or the Attorney, or enter into any commitment or agreement with any third party where such commitment or agreement is in conflict with any agreement between Party B and Party A, and shall ensure that no potential conflict of interest exists between Party B and Party A, and shall not do anything which would result in any conflict of interest between Party B and Party A; and in the event of such conflict of interest (and Party A may decide in its sole discretion whether such conflict of interest arises), Party B shall take any action directed by Party A to eliminate such conflict of interest, subject to the laws and regulations of the PRC.

3.19	If Party A or the Attorney decides to liquidate Party C pursuant to paragraph (2) of Article 1.1 of this Agreement, Party B shall ensure and urge Party C to cooperate with the liquidator to complete all relevant liquidation and dissolution procedures, and shall guarantee to transfer all remaining assets of Party C to Party A after liquidation and dissolution without compensation. Party B shall fully cooperate with all procedures or documents to be performed or signed for the purpose of such liquidation and dissolution or transfer.

3.20	Party A shall have the right to remove the Attorney at any time with prior notice to Party B. The exercise of the Entrusted Rights by such designated person shall be deemed to be the exercise of the Entrusted Rights by Party A, and shall have the same legal force and effect as the exercise of such Entrusted Rights by Party A under this Agreement.

Article 4 Disclaimer and Indemnity

4.7	The Parties acknowledge that Party A shall not be required to assume any liability or make any financial or other compensation, to any other party or any third party in respect of the exercise of the Entrusted Rights by the designated Attorney under this Agreement.

4.8	Party C and Party B agree to indemnify and hold Party A harmless from all losses suffered or likely to be suffered by Party A as a result of the exercise of the Entrusted Rights by the designated Attorney, including but not limited to any losses arising from litigation, recovery, arbitration, claims or administrative investigation or penalties by governmental authorities brought against Party A by any third party. However, if the loss is caused by intention or gross negligence of Party A, such loss shall not be compensated.

Article 5 Representations and Warranties

5.10	Party B hereby represents and warrants:

(19)	It is a Chinese citizen with full capacity or an entity legally established under the PRC laws; it has full and independent legal status and legal capacity to act independently as a party of litigation.

(20)	It has full power and authority to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

(21)	This Agreement is legally and properly signed and delivered by Party B; this Agreement constitutes a legal and binding obligation on and is enforceable against Party B in accordance with the terms hereof.

(22)	It is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third-party rights on the Entrusted Rights except the rights created by this Agreement, the Share Pledge Contract and the Exclusive Option Contract. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

(23)	The signing, delivery and performance of this Agreement and the completion of the transactions hereunder are not in violation of the PRC laws, and are not in breach of any agreement, contract or other arrangement entered into by Party B and any third party.

(24)	The entrusted matters under this Agreement do not give rise to any actual or potential conflict of interest between Party B and the Attorney.

5.11	Party A and Party C hereby respectively represent and warrant:

(7)	It is a limited liability company/joint stock limited company duly registered and legally exists under the PRC laws, with independent legal person status and capacity; it has full and independent legal status and legal capacity to enter into, deliver and perform this Agreement, and can independently act as a party of litigation.

(8)	It has full power and authority within the company to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

5.12	Party C further represents and warrants that Party B is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third party rights on the Entrusted Rights other than the rights created under this Agreement, the Exclusive Business Cooperation Agreement, the Exclusive Option Contract and the Share Pledge Contract entered into by Party B, Party C and Party A. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

Article 6 Term

6.10	This Agreement shall come into effect on the date duly signed by the Parties; this Agreement shall be continued in effect unless terminated earlier by written agreement of the Parties or earlier termination of this Agreement in accordance with Article 9.1 hereof.

6.11	If Party B transfers all of its shares in Party C with the prior consent of Party A, this Agreement shall terminate, and Party B shall ensure that the third party to whom its shares are transferred enters into an agreement consistent with this Agreement to entrust its rights as a shareholder to an individual designated by Party A to exercise such rights.

6.12	Each Party shall complete the application and registration procedures for the extension of the term of its operation within three (3) months prior to the expiration of its own operation period in order that the term of this Agreement continues.

Article 7 Notices

7.4	All notices and other communications required or permitted to be given under this Agreement shall be delivered by personal delivery or by postage-prepaid registered mail, commercial courier service, facsimile or e-mail to the contact address of such Party. Further confirmation of each notice shall be sent by e-mail. The date on which such notice is deemed to be validly served shall be determined as follows:

(13)	A notice, if sent by personal delivery, commercial courier service or postage-prepaid registered mail, shall be deemed to be validly served on the date of delivery or rejection at the address designated for receipt of the notice.

(14)	A notice, if sent by fax, shall be deemed to be validly served on the date of successful transmission (which shall be evidenced by an automatically generated transmission confirmation message).

(15)	A notice, if sent by e-mail, shall be deemed to be validly served on the date of successful transmission of the e-mail, if the sending party receives a system message indicating successful transmission or, within twenty-four (24) hours, does not receive a system message indicating that the e-mail was not delivered or was returned.

(16)	Any Party may change the address to receive notices at any time by giving notice to the other Parties in accordance with this Article.

Article 8 Confidentiality

8.4	The Parties acknowledge that any oral or written information exchanged by the Parties in connection with this Agreement is confidential information. Each Party shall hold all such information in confidence, and shall not disclose any such information to any third party without the written consent of the other Parties, except (1) where such information is or will become known to the public (but not as a result of disclosure to the public by one of the recipients of the information); (2) where such disclosure is required by any applicable law or the rules or regulations of any stock exchange; or (3) where such disclosure is required by any Party to its legal counsel or financial advisor in connection with the transactions contemplated hereunder, and such legal counsel or financial advisor shall be subject to obligations of confidentiality similar to those set forth in this Article. Any disclosure of any confidential information by a person or entity employed by any Party shall be deemed to be a disclosure by such Party which shall be liable for the breach of this Agreement. Upon termination of this Agreement, the recipient of the confidential information shall return any documents, materials or software containing the confidential information to the original owner or provider of the confidential information, or destroy it with the consent of the original owner or provider, including the deletion of any confidential information from any relevant memory device, and shall not continue to use such confidential information. Regardless of the reason for the termination of this Agreement, this Article shall survive.

Article 9 Liability for Default and Breach

9.10	The Parties acknowledge and agree that if Party B and/or Party C (“Defaulting Party”) materially breaches any of the covenants made under this Agreement or materially fails to perform any of its obligations under this Agreement, it shall constitute a default (“Default”) under this Agreement, and Party A shall be entitled to require the Defaulting Party to make good or take remedial measures within a reasonable time. If the Defaulting Party fails to make good or take remedial measures within a reasonable time or within fifteen (15) days after Party A notified the Defaulting Party in writing of such failure and requested such remedial measures, Party A shall have the right, in its sole discretion, to (1) terminate this Agreement, and require full damages from the Defaulting Party or (2) require mandatory performance of the Defaulting Party’s to fulfill the obligations under this Agreement, and require full damages from the Defaulting Party.

9.11	The Parties acknowledge and agree that neither Party B nor Party C may, under any circumstance, seek to terminate this Agreement for any reason, except as otherwise provided by law or this Agreement.

9.12	Notwithstanding any other provision of this Agreement, the effect of this Article shall not be affected by the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.31	This Agreement shall be made in Chinese in triplicate (3), one (1) copy for each Party.

10.32	The execution, entry into force, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC laws.

10.33	Dispute Resolution

(7)	Any dispute arising out of the interpretation and performance of this Agreement shall first be resolved by the Parties through friendly negotiation. If the dispute remains unresolved within thirty (30) days after any Party has given written notice to the other Parties requesting a negotiation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The place of arbitration shall be Shanghai. The arbitral award shall be final and binding upon all Parties. The party initiating the arbitration and the responding party shall each appoint one arbitrator, and the third arbitrator shall be appointed by China International Economic and Trade Arbitration Commission. During the dispute resolution period, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement, except for the matters in dispute.

(8)	Any Party shall have the right to apply to the court with jurisdiction to enforce the arbitral award after it takes effect.

10.34	Any right, power and remedy conferred on the Parties by any provision of this Agreement shall not be exclusive of any other right, power or remedy to which such Party may be entitled by law and other provisions under this Agreement, and the exercise by a Party of its rights, powers and remedies shall not preclude the exercise by such Party of its other rights, powers and remedies.

10.35	A Party’s failure or delay in exercising any of its rights, powers and remedies under this Agreement or any law (the “Party’s Rights”) will not result in a waiver of such rights, and the waiver of any single or partial Party’s Rights will not preclude the exercise of such Party’s Rights in any other manner and the exercise of other Party’s Rights.

10.36	The headings in each section of this Agreement are for indexing purposes only and in no event shall such headings be used or affect the interpretation of the provisions of this Agreement.

10.37	Each provision of this Agreement is severable and independent of any other provision, and if at any time any one or more provisions of this Agreement shall become invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby.

10.38	This Agreement constitutes the entire and only agreement among the Parties with respect to the subject hereof and, upon execution, supersedes any other legal documents or any written or oral agreements, contracts, understandings and communications previously entered into by the Parties with respect to the same subject. Any amendment or supplement to this Agreement must be made in writing and duly signed by the Parties hereto in order to become effective.

10.39	Neither Party B nor Party C may assign any of its rights and/or obligations under this Agreement to any third party without Party A’s prior express written consent. Without the consent of Party B and Party C, Party A may assign its rights and/or obligations under this Agreement to any third party upon notifying Party B and Party C. This Agreement shall be effective for each of Party A’s successors and assignees. If Party A assigns its rights and obligations under this Agreement to any third party at any time, the assignee shall enjoy and assume all rights and obligations to which Party A is entitled under this Agreement, and Party B and Party C shall enter into a new shareholders’ power of attorney agreement with such assignee in accordance with Party A’s request, the content of which shall be consistent with this Agreement.

10.40	Subject to the provisions of Article 10.9 above, this Agreement shall be binding on the lawful assignees (for the avoidance of doubt, the lawful assignees of Party B include individuals or entities who have been assigned Party B’s shareholder rights and become the lawfully registered shareholders of Party C, but excluding those who become shareholders of Party C as a result of Party A or its designated third parties exercising their rights under the Exclusive Share Purchase Agreement) or successors of the Parties. Party B warrants to Party A that it has made all proper arrangements and signed all required documents to ensure that in the event of its death, incapacity, bankruptcy, divorce or other circumstances that may affect the exercise of its relevant shareholders’ rights, its heirs, guardians, creditors, spouse and other persons who may acquire shares or relevant rights in Party C cannot affect or hinder the performance of this Agreement.

—No text below—

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party A: Beijing NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party B: Zhou Yingdi

Signature:

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

Annex I

Power of Attorney

This power of attorney (hereinafter referred to as the “Power of Attorney”) is signed by Zhou Yingdi (ID card number 310105195403230461) on ____, 2022 and issued to Beijing NeoTV Culture Diffusion Co., Ltd. (unified social credit code 91110108MABWRRRRXE) (hereinafter referred to as the “Attorney”).

I, Zhou Yingdi, hereby grant to the Attorney a general power of attorney, authorizing the Attorney, as my attorney and in my name, to exercise my rights as a shareholder of Shanghai NeoTV Culture Diffusion Co., Ltd. (hereinafter referred to as the “Company”) as follows:

(1) To act as my attorney to propose and attend the Company’s shareholders general meetings in accordance with the Company’s Articles of Association.

(2) To exercise voting rights, on my behalf, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing the Company’s legal representatives, directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of the Company’s assets; amending the Articles of Association; dissolving or liquidating the Company and forming a liquidation group on my behalf and exercising the powers held by the liquidation group during the liquidation period in accordance with the law (including but not limited to making resolutions on my behalf on the dissolution and liquidation of the Company and making resolutions on the disposal of any property of the Company, etc.).

(3) On my behalf, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry.

(4) To exercise voting rights on my behalf as a registered shareholder of Party C with respect to the target company in the event of its insolvency.

(5) To act as my attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ right and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and the Articles of Association of the Company, including but not limited to selling, transferring, pledging or otherwise disposing of some or all of my shares.

(6) To sign the relevant share transfer agreement and other relevant documents on my behalf when the shares of the Company held by me are transferred in accordance with the Exclusive Option Contract separately entered into by the parties, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract separately entered into by the parties on my behalf as scheduled.

(7) To instruct the directors and senior management members of the Company to act in accordance with the instructions of the attorney’s wholly-owned companies or its appointee, subject to the law and regulations or the Articles of Association of the Company.

(8) To institute shareholder actions or take other legal actions against directors or senior management members of the Company when the conducts of such directors or senior management members are detrimental to the interests of the Company or myself’s; and

(9) Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

I hereby irrevocably confirm that, unless Beijing NeoTV Culture Diffusion Co., Ltd. (the “Wholly-owned Company”) issues an instruction to me requesting a change of Attorney, this Power of Attorney shall continue to be valid until the expiration or earlier termination of the Power of Attorney Agreement dated [  ], [  ], entered into by and among the Wholly-owned Company, the Company and each of the shareholders of the Company.

Hereby authorized.

Name:	Zhou Yingdi

Signed by:
Date:

POWER OF ATTORNEY

This POWER OF ATTORNEY (this “Agreement”) is entered into as of ____, 2022, by and among the following parties.

Party A: Beijing NeoTV Culture Diffusion Co., Ltd., a limited liability company established under the laws of the People’s Republic of China (the “PRC”, for the purpose of this Agreement only, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan), with the unified social credit code of 91110108MABWRRRRXE.

Party B: Shanghai NeoTV Investment Management Partnership (Limited Partnership), with the unified social credit code of 9131012034241692X3.

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd., a joint-stock limited company established under the laws of PRC, with the unified social credit code of 91310000787842032J.

In this Agreement, Party A, Party B and Party C are each hereinafter referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS,

13.	Party B holds 13,200,264 shares of Party C, representing 21.1730% of the total share capital of Party C (“Party B Shares”).

14.	Party B intends to appoint an individual designated by Party A to exercise its voting rights in Party C as a shareholder of Party C, and Party A intends to appoint an individual to accept such appointment.

15.	In consideration of Party A and Party C’s business development plan, the relevant parties signed the transaction documents including the Exclusive Business Cooperation Agreement (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Contract (the “Exclusive Option Contract”), the Share Pledge Contract (the “Share Pledge Contract”) and this Agreement on ____, 2022, and Lin Yuxin, Zhou Yingdi, Zhou Bin and Wang Lili, as other shareholders of Party C, signed the Power of Attorney Agreement with Party A and Party C, respectively.

NOW, THEREFOR, the Parties hereby agree, by consensus, as follows:

Article 1 Delegation of Voting Rights

1.25	Party B hereby irrevocably undertakes, in respect of the Shares in Party C, that it will execute a power of attorney in the content and form set out in Annex I hereto at Party A’s request upon the signing of this Agreement, authorizing Party A or such person as Party A may then designate (hereinafter referred to as the “Attorney”) to exercise all the rights to which Party B, as a shareholder of Party C, is entitled pursuant to the law or the Constitution of Party C then in force, including but not limited to the following rights (hereinafter collectively referred to as the “Entrusted Rights”) :

(37)	To act as Party B’s attorney to propose and attend the shareholders’ general meetings of Party C in accordance with the Articles of Association of Party C;

(38)	To exercise voting rights, on behalf of Party B, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing Party C’s directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of Party C’s assets; amending Party C’s Articles of Association; dissolving or liquidating Party C and forming a liquidation group on behalf of Party B and exercising the powers held by the liquidation group during the liquidation period (including but not limited to making resolutions, on behalf of the shareholders of Party C, on the dissolution and liquidation of the target company and making resolutions on the disposal of any property of Party C, etc.);

(39)	On behalf of Party B, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry;

(40)	To exercise voting rights on behalf of Party B as a registered shareholder of Party C in respect of the target company in the event of its insolvency;

(41)	To act as Party B’s attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ rights and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and Party C’s Articles of Association, including but not limited to selling, transferring, pledging or otherwise disposing of part or all of Party B’s shares;

(42)	To sign the relevant share transfer agreement and other relevant documents on behalf of Party B when the shares of Party C held by Party B are transferred in accordance with the Exclusive Option Contract, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract on behalf of Party B as scheduled;

(43)	To instruct the directors and senior management members of Party C to act in accordance with the instructions of Party A and its appointee, subject to the laws and regulations or the Articles of Association of the Company;

(44)	To initiate shareholder actions or take other legal actions against the directors or senior management members of Party C when the conducts of such directors or senior management members are detrimental to the interests of Party C or Party C’s shareholders; and

(45)	Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

1.26	The above authorization and delegation are subject to Party A’s consent. When and only when Party A gives written notice to Party B to remove the Attorney, Party B shall immediately designate another person designated by Party A at that time to exercise the above Entrusted Rights, and the new delegation shall replace the original delegation once made; otherwise, Party B shall not revoke the delegation or authorization made to the Attorney.

1.27	The Attorney shall perform its fiduciary duties within the scope of authorization under this Agreement in a prudent and diligent manner in accordance with the law; Party B shall acknowledge and take the corresponding responsibility for any legal consequences arising from the exercise of the above-mentioned Entrusted Rights by the Attorney.

1.28	Party B hereby acknowledges that the Attorney shall not be required to consult Party B in advance when exercising the above-mentioned Entrusted Rights, except as otherwise provided by the laws of PRC. However, the Attorney shall promptly inform Party B after each resolution or proposal to convene a shareholders’ general meeting has been made.

1.29	Party B hereby acknowledges that all acts performed by the Attorney on behalf of Party B shall be deemed to be the acts of Party B, and all documents signed by the Attorney on behalf of Party B shall be deemed to be validly signed by Party B, as an expression of Party B’s true intention.

1.30	During the term of this Agreement, Party B shall waive the exercise of the Entrusted Rights and shall not exercise such rights on its own.

Article 2 Right to Know

2.5	For the purpose of exercising the Entrusted Rights under this Agreement, the Attorney shall have the right to know Party C’s operation, business, customers, financials, employees and other relevant information, and to review Party C’s relevant materials, and Party C shall fully cooperate in this regard.

Article 3 Exercise of Entrusted Rights

3.21	Party B and Party C shall provide full assistance to the Attorney in the exercise of the Entrusted Rights, including the timely signing of the resolution of the shareholders’ meeting or other relevant legal documents made by the Attorney in respect of Party C when necessary (e.g. to meet the requirements of filing documents required for approval, registration and filing by governmental authorities).

3.22	If, at any time during the term of this Agreement, the grant or exercise of the Entrusted Rights under this Agreement cannot be fulfilled for any reason (other than the default of Party B or Party C), the Parties shall immediately seek an alternative that most close to the provision that cannot be fulfilled and, if necessary, enter into a supplemental agreement to amend or adjust the terms of this Agreement to ensure that the purposes of this Agreement can continue to be fulfilled.

3.23	Party B shall not revoke any delegation or authorization granted to Party A or the Attorney, or enter into any commitment or agreement with any third party where such commitment or agreement is in conflict with any agreement between Party B and Party A, and shall ensure that no potential conflict of interest exists between Party B and Party A, and shall not do anything which would result in any conflict of interest between Party B and Party A; and in the event of such conflict of interest (and Party A may decide in its sole discretion whether such conflict of interest arises), Party B shall take any action directed by Party A to eliminate such conflict of interest, subject to the laws and regulations of the PRC.

3.24	If Party A or the Attorney decides to liquidate Party C pursuant to paragraph (2) of Article 1.1 of this Agreement, Party B shall ensure and urge Party C to cooperate with the liquidator to complete all relevant liquidation and dissolution procedures, and shall guarantee to transfer all remaining assets of Party C to Party A after liquidation and dissolution without compensation. Party B shall fully cooperate with all procedures or documents to be performed or signed for the purpose of such liquidation and dissolution or transfer.

3.25	Party A shall have the right to remove the Attorney at any time with prior notice to Party B. The exercise of the Entrusted Rights by such designated person shall be deemed to be the exercise of the Entrusted Rights by Party A, and shall have the same legal force and effect as the exercise of such Entrusted Rights by Party A under this Agreement.

Article 4 Disclaimer and Indemnity

4.9	The Parties acknowledge that Party A shall not be required to assume any liability or make any financial or other compensation, to any other party or any third party in respect of the exercise of the Entrusted Rights by the designated Attorney under this Agreement.

4.10	Party C and Party B agree to indemnify and hold Party A harmless from all losses suffered or likely to be suffered by Party A as a result of the exercise of the Entrusted Rights by the designated Attorney, including but not limited to any losses arising from litigation, recovery, arbitration, claims or administrative investigation or penalties by governmental authorities brought against Party A by any third party. However, if the loss is caused by intention or gross negligence of Party A, such loss shall not be compensated.

Article 5 Representations and Warranties

5.13	Party B hereby represents and warrants:

(25)	It is a Chinese citizen with full capacity or an entity legally established under the PRC laws; it has full and independent legal status and legal capacity to act independently as a party of litigation.

(26)	It has full power and authority to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

(27)	This Agreement is legally and properly signed and delivered by Party B; this Agreement constitutes a legal and binding obligation on and is enforceable against Party B in accordance with the terms hereof.

(28)	It is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third-party rights on the Entrusted Rights except the rights created by this Agreement, the Share Pledge Contract and the Exclusive Option Contract. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

(29)	The signing, delivery and performance of this Agreement and the completion of the transactions hereunder are not in violation of the PRC laws, and are not in breach of any agreement, contract or other arrangement entered into by Party B and any third party.

(30)	The entrusted matters under this Agreement do not give rise to any actual or potential conflict of interest between Party B and the Attorney.

5.14	Party A and Party C hereby respectively represent and warrant:

(9)	It is a limited liability company/joint stock limited company duly registered and legally exists under the PRC laws, with independent legal person status and capacity; it has full and independent legal status and legal capacity to enter into, deliver and perform this Agreement, and can independently act as a party of litigation.

(10)	It has full power and authority within the company to enter into and deliver this Agreement and all other documents to be signed in connection with the transactions described herein, and it has full power and authority to complete the transactions described herein.

5.15	Party C further represents and warrants that Party B is a legal shareholder of Party C registered at the effective date of this Agreement, and there are no third party rights on the Entrusted Rights other than the rights created under this Agreement, the Exclusive Business Cooperation Agreement, the Exclusive Option Contract and the Share Pledge Contract entered into by Party B, Party C and Party A. Under this Agreement, the Attorney may fully and adequately exercise the Entrusted Rights in accordance with the Articles of Association of Party C then in force.

Article 6 Term

6.13	This Agreement shall come into effect on the date duly signed by the Parties; this Agreement shall be continued in effect unless terminated earlier by written agreement of the Parties or earlier termination of this Agreement in accordance with Article 9.1 hereof.

6.14	If Party B transfers all of its shares in Party C with the prior consent of Party A, this Agreement shall terminate, and Party B shall ensure that the third party to whom its shares are transferred enters into an agreement consistent with this Agreement to entrust its rights as a shareholder to an individual designated by Party A to exercise such rights.

6.15	Each Party shall complete the application and registration procedures for the extension of the term of its operation within three (3) months prior to the expiration of its own operation period in order that the term of this Agreement continues.

Article 7 Notices

7.5	All notices and other communications required or permitted to be given under this Agreement shall be delivered by personal delivery or by postage-prepaid registered mail, commercial courier service, facsimile or e-mail to the contact address of such Party. Further confirmation of each notice shall be sent by e-mail. The date on which such notice is deemed to be validly served shall be determined as follows:

(17)	A notice, if sent by personal delivery, commercial courier service or postage-prepaid registered mail, shall be deemed to be validly served on the date of delivery or rejection at the address designated for receipt of the notice.

(18)	A notice, if sent by fax, shall be deemed to be validly served on the date of successful transmission (which shall be evidenced by an automatically generated transmission confirmation message).

(19)	A notice, if sent by e-mail, shall be deemed to be validly served on the date of successful transmission of the e-mail, if the sending party receives a system message indicating successful transmission or, within twenty-four (24) hours, does not receive a system message indicating that the e-mail was not delivered or was returned.

(20)	Any Party may change the address to receive notices at any time by giving notice to the other Parties in accordance with this Article.

Article 8 Confidentiality

8.5	The Parties acknowledge that any oral or written information exchanged by the Parties in connection with this Agreement is confidential information. Each Party shall hold all such information in confidence, and shall not disclose any such information to any third party without the written consent of the other Parties, except (1) where such information is or will become known to the public (but not as a result of disclosure to the public by one of the recipients of the information); (2) where such disclosure is required by any applicable law or the rules or regulations of any stock exchange; or (3) where such disclosure is required by any Party to its legal counsel or financial advisor in connection with the transactions contemplated hereunder, and such legal counsel or financial advisor shall be subject to obligations of confidentiality similar to those set forth in this Article. Any disclosure of any confidential information by a person or entity employed by any Party shall be deemed to be a disclosure by such Party which shall be liable for the breach of this Agreement. Upon termination of this Agreement, the recipient of the confidential information shall return any documents, materials or software containing the confidential information to the original owner or provider of the confidential information, or destroy it with the consent of the original owner or provider, including the deletion of any confidential information from any relevant memory device, and shall not continue to use such confidential information. Regardless of the reason for the termination of this Agreement, this Article shall survive.

Article 9 Liability for Default and Breach

9.13	The Parties acknowledge and agree that if Party B and/or Party C (“Defaulting Party”) materially breaches any of the covenants made under this Agreement or materially fails to perform any of its obligations under this Agreement, it shall constitute a default (“Default”) under this Agreement, and Party A shall be entitled to require the Defaulting Party to make good or take remedial measures within a reasonable time. If the Defaulting Party fails to make good or take remedial measures within a reasonable time or within fifteen (15) days after Party A notified the Defaulting Party in writing of such failure and requested such remedial measures, Party A shall have the right, in its sole discretion, to (1) terminate this Agreement, and require full damages from the Defaulting Party or (2) require mandatory performance of the Defaulting Party’s to fulfill the obligations under this Agreement, and require full damages from the Defaulting Party.

9.14	The Parties acknowledge and agree that neither Party B nor Party C may, under any circumstance, seek to terminate this Agreement for any reason, except as otherwise provided by law or this Agreement.

9.15	Notwithstanding any other provision of this Agreement, the effect of this Article shall not be affected by the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.41	This Agreement shall be made in Chinese in triplicate (3), one (1) copy for each Party.

10.42	The execution, entry into force, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC laws.

10.43	Dispute Resolution

(9)	Any dispute arising out of the interpretation and performance of this Agreement shall first be resolved by the Parties through friendly negotiation. If the dispute remains unresolved within thirty (30) days after any Party has given written notice to the other Parties requesting a negotiation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The place of arbitration shall be Shanghai. The arbitral award shall be final and binding upon all Parties. The party initiating the arbitration and the responding party shall each appoint one arbitrator, and the third arbitrator shall be appointed by China International Economic and Trade Arbitration Commission. During the dispute resolution period, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement, except for the matters in dispute.

(10)	Any Party shall have the right to apply to the court with jurisdiction to enforce the arbitral award after it takes effect.

10.44	Any right, power and remedy conferred on the Parties by any provision of this Agreement shall not be exclusive of any other right, power or remedy to which such Party may be entitled by law and other provisions under this Agreement, and the exercise by a Party of its rights, powers and remedies shall not preclude the exercise by such Party of its other rights, powers and remedies.

10.45	A Party’s failure or delay in exercising any of its rights, powers and remedies under this Agreement or any law (the “Party’s Rights”) will not result in a waiver of such rights, and the waiver of any single or partial Party’s Rights will not preclude the exercise of such Party’s Rights in any other manner and the exercise of other Party’s Rights.

10.46	The headings in each section of this Agreement are for indexing purposes only and in no event shall such headings be used or affect the interpretation of the provisions of this Agreement.

10.47	Each provision of this Agreement is severable and independent of any other provision, and if at any time any one or more provisions of this Agreement shall become invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby.

10.48	This Agreement constitutes the entire and only agreement among the Parties with respect to the subject hereof and, upon execution, supersedes any other legal documents or any written or oral agreements, contracts, understandings and communications previously entered into by the Parties with respect to the same subject. Any amendment or supplement to this Agreement must be made in writing and duly signed by the Parties hereto in order to become effective.

10.49	Neither Party B nor Party C may assign any of its rights and/or obligations under this Agreement to any third party without Party A’s prior express written consent. Without the consent of Party B and Party C, Party A may assign its rights and/or obligations under this Agreement to any third party upon notifying Party B and Party C. This Agreement shall be effective for each of Party A’s successors and assignees. If Party A assigns its rights and obligations under this Agreement to any third party at any time, the assignee shall enjoy and assume all rights and obligations to which Party A is entitled under this Agreement, and Party B and Party C shall enter into a new shareholders’ power of attorney agreement with such assignee in accordance with Party A’s request, the content of which shall be consistent with this Agreement.

10.50	Subject to the provisions of Article 10.9 above, this Agreement shall be binding on the lawful assignees (for the avoidance of doubt, the lawful assignees of Party B include individuals or entities who have been assigned Party B’s shareholder rights and become the lawfully registered shareholders of Party C, but excluding those who become shareholders of Party C as a result of Party A or its designated third parties exercising their rights under the Exclusive Share Purchase Agreement) or successors of the Parties. Party B warrants to Party A that it has made all proper arrangements and signed all required documents to ensure that in the event of its death, incapacity, bankruptcy, divorce or other circumstances that may affect the exercise of its relevant shareholders’ rights, its heirs, guardians, creditors, spouse and other persons who may acquire shares or relevant rights in Party C cannot affect or hinder the performance of this Agreement.

—No text below—

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party A: Beijing NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party B: Shanghai NeoTV Investment Management Partnership (Limited Partnership) (official seal)

Signature:
Name:
Position:

[This page has no text and is the signature page of the Power of Attorney Agreement]

Party C: Shanghai NeoTV Culture Diffusion Co., Ltd. (official seal)

Signature:
Name:
Position:	Legal representative

Annex I

Power of Attorney

This power of attorney (hereinafter referred to as the “Power of Attorney”) is signed by Shanghai NeoTV Investment Management Partnership (Limited Partnership) (unified social credit code 9131012034241692X3) on ____, 2022 and issued to Beijing NeoTV Culture Diffusion Co., Ltd. (unified social credit code 91110108MABWRRRRXE) (hereinafter referred to as the “Attorney”).

We, Shanghai NeoTV Investment Management Partnership (Limited Partnership), hereby grant to the Attorney a general power of attorney, authorizing the Attorney, as our attorney and in our name, to exercise our rights as a shareholder of Shanghai NeoTV Culture Diffusion Co., Ltd. (hereinafter referred to as the “Company”) as follows:

(1) To act as our attorney to propose and attend the Company’s shareholders general meetings in accordance with the Company’s Articles of Association.

(2) To exercise voting rights, on our behalf, on all matters requiring discussion and resolution at shareholders’ general meetings, and to make and sign minutes and resolutions of shareholders’ general meetings or other legal documents, including but not limited to designating and electing the Company’s legal representatives, directors, supervisors and other senior management members who shall be appointed and removed by the shareholders; disposing of the Company’s assets; amending the Articles of Association; dissolving or liquidating the Company and forming a liquidation group on our behalf and exercising the powers held by the liquidation group during the liquidation period in accordance with the law (including but not limited to making resolutions on our behalf on the dissolution and liquidation of the Company and making resolutions on the disposal of any property of the Company, etc.).

(3) On our behalf, to sign documents and meetings minutes, to file documents and save signed documents (including but not limited to meetings minutes and resolutions) with the relevant administrative department for market regulation with which the company is registered, and also to sign and exercise the documents in relation to the rights of shareholders in the target company and to file documents with the relevant company registry.

(4) To exercise voting rights on our behalf as a registered shareholder of Party C with respect to the target company in the event of its insolvency.

(5) To act as our attorney to exercise all shareholders’ rights and shareholders’ voting rights (including any other shareholders’ right and shareholders’ voting right as provided in such Articles of Association as amended) under the applicable PRC laws and regulations and the Articles of Association of the Company, including but not limited to selling, transferring, pledging or otherwise disposing of some or all of our shares.

(6) To sign the relevant share transfer agreement and other relevant documents on our behalf when the shares of the Company held by us are transferred in accordance with the Exclusive Option Contract separately entered into by the parties, and to handle the governmental approval, registration and filing procedures required for the transfer; and to perform the Share Pledge Contract and the Exclusive Option Contract separately entered into by the parties on our behalf as scheduled.

(7) To instruct the directors and senior management members of the Company to act in accordance with the instructions of the attorney’s wholly-owned companies or its appointee, subject to the law and regulations or the Articles of Association of the Company.

(8) To institute shareholder actions or take other legal actions against directors or senior management members of the Company when the conducts of such directors or senior management members are detrimental to the interests of the Company or ourselves’; and

(9) Other shareholders’ rights under applicable PRC laws and Party C’s Articles of Association (and as amended from time to time).

We hereby irrevocably confirm that, unless Beijing NeoTV Culture Diffusion Co., Ltd. (the “Wholly-owned Company”) issues an instruction to us requesting a change of Attorney, this Power of Attorney shall continue to be valid until the expiration or earlier termination of the Power of Attorney Agreement dated [  ], [  ], entered into by and among the Wholly-owned Company, the Company and each of the shareholders of the Company.

Hereby authorized.

Shanghai NeoTV Investment Management Partnership (Limited Partnership)

Signed by:
Name:
Position:
Date: